Exhibit 10.3

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This Amendment No. 1 to Security Agreement (this “Amendment”) is made as of April 27, 2020 by and among AG Mortgage Investment Trust, Inc. and the parties set forth on Schedule 1 of this Agreement (each, a “Debtor”, and collectively, the “Debtors”) and AG REIT Management, LLC (the “Secured Party”). Capitalized terms used but not otherwise defined in this Amendment shall have the meaning set forth in that certain Security Agreement dated as of April 10, 2020 by and among the Debtors and the Secured Party (the “Security Agreement”).

WHEREAS, on the date hereof, the Secure Party made an additional $10,000,000 loan to AG Mortgage Investment Trust, Inc. (the “Additional Subordinated Loan”);

WHEREAS, in consideration of the Additional Subordinated Loan, the Debtors executed and delivered that certain Amendment No. 1 to Secured Promissory Note (“Amendment No. 1 to Secured Promissory Note”), pursuant to which, among other things, the Secured Promissory Note was amended to incorporate the Additional Subordinated Loan; and

WHEREAS, the Debtors and Secured Party desire to amend the Security Agreement to incorporate the Additional Subordinated Loan and to ratify agreements set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.The legend is hereby deleted and replaced in its entirety with the following:
THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE 2 BELOW AND THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (AS AMENDED BY THAT CERTAIN AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF APRIL 27, 2020, THE “INTERCREDITOR AGREEMENT”), AMONG THE SECURED PARTY, WILMINGTON TRUST, NATIONAL ASSOCIATION AS SENIOR COLLATERAL AGENT (AS DEFINED THEREIN) AND AG MORTGAGE INVESTMENT TRUST, INC. TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE DEBTORS TO THE PARTICIPATING COUNTERPARTIES PURSUANT TO THE APPLICABLE AGREEMENTS (AS DEFINED IN THE FORBEARANCE AGREEMENT (AS DEFINED BELOW)); AND EACH PARTY TO THIS SECURITY AGREEMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.
2.Recital paragraph A of the Security Agreement is hereby deleted entirely and replaced with: “Certain of the Debtors have entered into (i) that certain Forbearance Agreement, dated as of

April 10, 2020, by and among such Debtors and the Participating Counterparties (as defined therein) and (ii) that certain Second Forbearance Agreement, dated as of April 27, 2020 (collectively with the agreement in clause (i), as amended, modified or supplemented, the “Forbearance Agreement), by and among such Debtors and the Participating Counterparties, pursuant to which the Participating Counterparties have agreed to forebear from exercising any remedies with respect to Acknowledged Events of Default (as defined in the Forbearance Agreement) for the duration of the Forbearance Period (as defined in the Forbearance Agreement).”
3.The definition of “Subordinated Loan” set forth in recital paragraph B of the Security Agreement is hereby amended so that the amount of such loan referred to in such recital paragraph B shall read “$20,000,000.”
4.The definition of “Secured Promissory Note” set forth in the Security Agreement is hereby deleted in its entirety and replaced with the following: “Secured Promissory Note” means the Secured Promissory Note, dated as of April 10, 2020 and as amended by that certain Amendment No. 1 to Secured Promissory Note dated as of April 27, 2020, by AG Mortgage Investment Trust, Inc., in the principal amount of $20,000,000, as such note may be increased from time to time.”
5.Except as expressly set forth herein, the Security Agreement remains in full force and effect in accordance with its terms. The Debtors hereby ratify, affirm, and approve all of the terms, covenants, and conditions of the Security Agreement, as amended hereby. The Debtors further acknowledge and agree that their respective grants of a continuing security interest in and to all of its Collateral apply to the full amount of the Obligations, including the amount of the Additional Subordinated Loan.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

AG MORTGAGE INVESTMENT TRUST, INC., as a Debtor
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT CMO, LLC, as a Debtor
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

By: AG MIT, LLC, as a Debtor
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

By: GCAT 2020-23A, LLC, as a Debtor
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: Authorized Signatory

By: GCAT 2020-23B, LLC, as a Debtor

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: Authorized Signatory

AG MIT INTERNATIONAL LLC, as a Debtor
By: AG MIT, LLC, its Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT CMO EC LLC, as a Debtor
By: AG MIT RES LLC, its Sole Member
By: AG MIT CMO, LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT RES LLC, as a Debtor
By: AG MIT CMO, LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno

Title: General Counsel

AG MIT CREL III, LLC, as a Debtor
By: AG MIT CMO, LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT WFB1 2014 LLC, as a Debtor
By: AG MIT WLG LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT ARC, LLC, as a Debtor
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT HC, L.L.C., as a Debtor
By: AG MIT WLG LLC, its Sole Member

By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT RPL TRS LLC, as a Debtor
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG REIT Management, LLC, as Secured Party
By: ANGELO, GORDON & CO. L.P., its Member
By: /s/ Frank Stadelmaier
Name: Frank Stadelmaier
Title: Chief Operating Officer